EX-10.6.2

                                COMMERCIAL LEASE


1.     PARTIES/PROPERTY.

1.1.   PARTIES 28 South  Main  Street  Realty  Trust,  D/B/A  Koss  Development,
"LESSOR", does hereby lease to The Working Values Group. Ltd. "LESSEE" the following described premises. The terms LESSOR and LESSEE shall include their respective heirs, successors and assigns where the context permits.

1.2.   PROPERTY.   The  "Premises"   shall  consist  of  certain  free  standing
"Building" located at 28 South Main Street Rear Sharon, Massachusetts. Refer to diagram.

1.3.   Deleted

1.4. ACCESS. The Building shall be open and access to the Premises shall be freely available, subject to interruption due to causes beyond LESSOR's control. LESSEE acknowledges that, in all events, LESSEE is responsible for providing security to the Premises and its own personnel, and LESSEE shall indemnify, defend with counsel of LESSOR's selection, and save LESSOR harmless from any claim for injury to person or damage to property asserted by any personnel, employee, guest, invitee or agent of LESSEE which is suffered or occurs in or about the Premises or in or about the Building by reason of the act of an intruder or any other person in or about the Premises or the Building.

2. TERM. The term of this lease shall be for 3 Years, commencing on March 1, 2003 and ending on March 1, 2006.

3.     RENT

3.1. BASIC RENT. The LESSEE shall pay to the LESSOR basic rent at the rate of sixteen thousand eight hundred ($16,800) Dollars per year, payable in advance in monthly installments, on the first of each month, of One thousand four hundred ($1,400) Dollars, without demand, setoff, or deduction. **NOTE** SEE ATTACHED ADDENDUM SUBJECT TO CHANCE BASED ON CONSTRUCTION COSTS.

3.2. ADDITIONAL RENT. In addition, all monies required to be paid by LESSEE hereunder including as applicable, but without limitation, payments for taxes, shall be considered additional rent ("Additional Rent"). LESSEE shall pay Additional Rent no later than the times prescribed by the applicable provisions of this lease, and in any event no later than ten (10) days after written notice from LESSOR. LESSEE WILL PAY ITS PRO RATA SHARE OF 30% OF ANY INCREASES IN REAL ESTATE TAXES ON THE ENTIRE PROPERTY ABOVE THE FISCAL YEAR 2002 BASE SUCH AMOUNTS TO BE PAID ON DEMAND TO LESSOR.

4. SECURITY DEPOSIT. Upon the execution of this lease, the LESSEE shall pay to the LESSOR the amount of Three thousand five hundred dollars($3,500, first month $700.00 per our agreement, Last month, Security)which shall be held in a non-segregated account as a security for the LESSEE's performance as herein provided and refunded to the LESSEE at the end of this lease subject to the LESSEE's satisfactory compliance with the terms hereof.

5.     UTILITIES.

5.1. LESSEE. The LESSEE shall pay, as they become due, all bills for electricity and other utilities (whether they are used for furnishing heat or other purposes) that are furnished to the Premises and separately metered.

5.2.   DELETE

5.3. ADDITIONAL UTILITIES. LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the Premises as of the date of this lease. In the event LESSEE requires additional utilities or equipment, installation and maintenance shall be the LESSEE's sole obligation, provided that such installation shall be subject to the prior written consent of the LESSOR which may be given or withheld in LESSOR's discretion. All such installed utilities, and the components, conduits, connections and the like, shall not then be removed from the Premises without LESSOR's like consent, and at lease termination will become LESSOR's property unless removal is ordered by LESSOR. In that event, LESSEE will restore the Premises to its same or better condition as prior to installation.

6.     USE.

6.1. SPECIFIC USE. The LESSEE shall use the Premises only for the purposes of Consulting Business/General Office

6.2. LIMITATIONS. The LESSEE acknowledges that no trade or occupation shall be conducted on the Premises which is unlawful, improper, noisy or offensive, or contrary to any law or any municipal bylaw or ordinance in force in the Town of Sharon. The LESSEE shall not permit any use of the Premises which will make voidable any insurance on the property of which the Premises are part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants all extra insurance premiums caused by the LESSEE.

6.3. SIGNS. LESSEE shall not place on the exterior of exterior walls (including both interior and exterior surfaces of windows and doors) or on any part of the Building outside the Premises, any sign, symbol, advertisement or the like visible to public view outside of the Premises except for a sign on the door of the Premises of the type commonly and customarily found in first-class office buildings for the purpose of identifying and locating the Premises, which sign shall always be subject to the prior approval of LESSOR. LESSOR has established standards for such signs and LESSEE agrees to conform to the same and to submit for LESSOR's prior approval a plan or sketch of the sign to be placed on such entry doors. Without limitation, lettering on windows and window displays are expressly prohibited. LESSEE shall insure that all laws, rules and regulations relating to signs are complied with. Two forms of signs will be permitted subject to design review, One at street level, One on Building.

7. LESSOR REPAIR OBLIGATIONS. The LESSOR agrees to maintain the Building in the same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless to the extent such maintenance is required because of the actions of LESSEE, its agents, representatives, invitees, guests, business invitees, or others for whose conduct the LESSEE is legally responsible. LESSOR shall in no event be responsible for the condition of glass in or about the Premises or the door(s) to the Premises.

8. LESSEE REPAIR OBLIGATIONS. LESSEE shall maintain the leased premises in good, clean. and safe condition, and shall on the expiration of this lease, or sooner termination thereof return the leased premises in the same condition as received by LESSEE on the commencement Date, reasonable wear and tear only excepted. The Lessee is responsible for general repair and maintenance on HVAC, plumbing up to $500.00 annually.

8.1. INSPECTION. LESSEE acknowledges that it has had prior to execution of this lease the opportunity to inspect the entire Premises and it is not relying on any representations, expressed or implied, as to its condition.

8.2. REPAIRS. LESSEE agrees that LESSEE will keep the Premises neat and clean and maintain in good order, condition and repair, excepting only those repairs for which LESSOR is responsible (including all glass in windows and doors and the doors themselves) under the terms of this lease and damage by fire or other insured casualty, and shall surrender the Premises at the end of the term in such condition. Without limitation, LESSEE shall maintain and use the Premises in accordance with all applicable laws, ordinances, governmental rules and regulations, directions and orders of officers of governmental agencies having jurisdiction and in accordance with the requirements of LESSOR's and/or LESSEE's insurers, and shall, at LESSEE's own expense, obtain and maintain in effect all permits, licenses and the like required by applicable law. LESSEE shall not permit or commit any waste, and LESSEE shall be responsible for the cost or repairs which may be made necessary by reason of damage to any areas in the Building, including the Premises, by LESSEE, LESSEE's contractors or LESSEE's agents, employees or invitees, or anyone claiming by, through or under LESSEE.

8.3. ALTERATIONS. The LESSEE shall not make structural alterations or additions to the Premises, but may make non-structural alterations provided the LESSOR consents in advance thereto in writing, which consent may be given or withheld in LESSOR's discretion. All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the Premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record without cost to LESSOR. Any alterations or improvements made by the LESSEE shall, at LESSOR's written election, become the property of the LESSOR at the termination of occupancy as provided herein. If not, then LESSEE shall at its expense restore the Premises to its prior condition or better.

9. SUBLEASE/ASSIGNMENT. The LESSEE shall be allowed to assign or sublet the whole or any part of the Premises with LESSOR's prior written consent, which shall not be unreasonably withheld. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all Basic and Additional Rent and for the full performance of the covenants and conditions of this lease. An assignment to SmartPros Ltd. will be approved as an acceptable assignee up to July 1st , 2003.

10. SUBORDINATION. This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter a lien or liens on the property of which the Premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

11. ENTRY. The LESSOR or agents of the LESSOR may, at reasonable times, enter to view the Premises and may remove placards and signs not approved and affixed as herein provided, and undertake maintenance and make repairs and alterations as LESSOR should elect to do and may show the Premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the Premises a notice for letting or selling the Premises or Building and keep the same affixed without hindrance or molestation.

12.    INDEMNITY/INSURANCE.

12.1. LESSEE INDEMNITY. To the maximum extent this agreement may be made effective according to law, LESSEE agrees to indemnify and save harmless LESSOR from and against all claims of whatever nature arising from any act, omission or negligence of LESSEE, or LESSEE's contractors, licensees, invitees, agents, servants or employees, or arising from any accident, injury or damage whatsoever caused to any person, or to the property of any person, until the end of the lease term and thereafter, so long as LESSEE is in occupancy of any part of the Premises, within the Premises, or arising from any accident, injury, or damage occurring outside of the Premises, where such accident, damage or injury results or is claimed to have resulted from an act or omission on the part of LESSEE or LESSEE's agents, employees, independent contractors or invitees.

This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, inclusive or attorney fees and (or) costs, and the defense thereof.

12.2.  DELETE

12.3. PUBLIC LIABILITY INSURANCE. LESSEE agrees to maintain in full force and effect from the date on which LESSEE first enters the Premises a policy of Comprehensive General Liability insurance in accordance with the broadest form of such coverage as is available from time to time in the jurisdiction in which the Premises are located. The minimum limits of liability of such insurance shall be $1 million per occurrence, Bodily Injury Liability (including death), and $250,000 per occurrence, Property Damage Liability, or shall be for such higher limits, if directed by LESSOR, as are customarily carried in that area in which the Building is located upon property similar to the Building. The policy shall also include, but shall not be limited to, the following extensions of coverage: (i) Contractual Liability, covering LESSEE's liability assumed under this lease; (ii) Personal Injury Liability in the amount of $1 million annual aggregate, expressly deleting the exclusion relating to contractual assumption of liability; (iii) Civil Assault and Battery coverage.

LESSEE agrees that LESSOR will be named as additional insured. Further, all policies shall be noncancelable and nonamendable with respect to LESSOR without 30 days' prior written notice to LESSOR. A duplicate original or a Certificate of Insurance evidencing the above agreements shall be delivered to LESSOR upon the execution of this lease.

12.4. LESSEE'S RISK. To the maximum extent this agreement may be made effective according to law, LESSEE agrees to use and occupy the Premises and to use such other portions of the Building as LESSEE is herein given the right to use at LESSEE's own risk; and LESSOR shall have no responsibility or liability for any loss of or damage to fixtures or other personal property of LESSEE for any reason whatsoever. The provisions of this Section shall be applicable from and after the execution of this lease and until the later end of the end of the lease term, or the end of LESSEE's occupancy.

12.5. INJURY CAUSED BY THIRD PARTIES. To the maximum extent this agreement may be made effective according to law, LESSEE agrees that LESSOR shall not be responsible or liable to LESSEE, or to those claiming by, through or under LESSEE, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the Premises adjacent to or connecting with the Premises or any part of the Building, or otherwise or for any loss or damage resulting to LESSEE or those claiming by, through or under LESSEE, or its or their property, from the breaking, bursting, stopping or leaking of electric cables and wires, water, gas, sewer or steam pipes, and from roof leaks and the like.

13. LOSS. Should a substantial portion of the Premises, or of the Building or property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the Premises substantially unusable for their use permitted under this lease, a just and proportionate abatement of rent shall be made (but not in the event such fire is the result of the act or neglect of LESSEE or those it is responsible for), and the LESSEE may elect to terminate this lease if: (a) The LESSOR fails to give written notice within thirty (30) days of its intention to restore Premises, or (b) The LESSOR fails to restore the Premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty or taking.

The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the Premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property, or equipment.

14.    DEFAULT.

14.1.  EVENTS OF DEFAULT. The following shall constitute an "Event of Default":

       (a) The LESSEE shall default in the payment of any installment of Basic Rent or Additional Rent or other sum herein specified and such default shall continue for ten (10) days after the payment due date; or

       (b) The LESSEE shall default in the observance or performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within twenty
              (20) days after written notice thereof; or

       (c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE's property for the benefit of creditors; or

       (d) Execution by LESSEE of an instrument purporting to assign LESSEE's interest under this lease or sublet the whole or a portion of the Premises to a third party without LESSEE having first obtained LESSOR's prior express written consent to said assignment or subletting.

14.2. REMEDIES. Should an Event of Default occur, the LESSOR shall have the right thereafter, notwithstanding any license or former breach or waiver, and with or without notice or demand, to reenter and take complete possession of the Premises after a period of 10 days to cure the issue, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE.

14.3. RELETTING. In the event the Premises are relet by LESSOR, LESSEE shall be entitled to a credit in the net amount of rent received by LESSOR in reletting, after deduction of an expenses incurred in reletting the Premises (including, without limitation, remodeling costs, attorney fees, brokerage fees, and the like, and in collecting the rent). It is specifically understood and agreed that LESSOR shall be entitled to take into account in connection with any reletting of the Premises all relevant factors and LESSEE hereby waives, to the extent permitted by applicable law, any obligation LESSOR may have to mitigate LESSEE's damages in any particular manner.

14.4. GUARANTY /CUMULATIVE NATURE. If this lease shall be guaranteed on behalf of LESSEE, all of the foregoing provisions of this Article with respect to bankruptcy of LESSEE, etc., shall be deemed to read "Tenant or the guarantor hereof'. Each right and remedy of LESSOR provided for in this lease shall be cumulative and shall be in addition to every other right or remedy provided for in this lease not now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by LESSOR of any one or more of the rights or remedies provided for in this lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by LESSOR of any or all other rights or remedies provided for in this lease or now or hereafter existing at law or in equity or by statute or otherwise.

14.5. INTEREST. If any payment of rent or any other payment payable hereunder by LESSEE to LESSOR shall not be paid when due, the same shall bear interest from the date when the same was payable until the date paid at the lesser of (a) eighteen percent (18%) per annum, compounded monthly, or (b) the highest lawful rate of interest which LESSOR may charge to LESSEE without violating any applicable law.

14.6. COSTS. Without limiting any of LESSOR's rights and remedies hereunder, and in addition to all other amounts LESSEE is otherwise obligated to pay, it is expressly agreed that LESSOR shall be entitled to recover from LESSEE all costs and expenses, including reasonable attorneys' fees incurred by LESSOR in enforcing this lease from and after LESSEE's default.

14.7. LESSOR'S DEFAULT. Landlord shall in no event be in default in the performance of any of LESSOR's obligations hereunder unless and until LESSOR shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any such default, after written notice by LESSEE to LESSOR property specifying wherein LESSOR has failed to perform any such obligation.

15. NOTICES. Any notice from the LESSOR to the LESSEE relating to the Premises or to the occupancy thereof, shall be deemed duly served, if left at the Premises addressed to the LESSEE, or if mailed to the Premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the Premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at 630 Park Street, Stoughton, MA 02072, or at such address as the LESSOR may from time to time advise in writing, and in every event with a copy to Attorney Thomas J. Percy 4 Court Street, Taunton MA 02780.

16. LEASE TERMINATION. The LESSEE shall at the expiration or other termination of this lease remove all LESSEE's goods and effects from the Premises, and otherwise deliver it in the condition required under the terms of this lease, in the same condition as at the date hereof, damage by fire or other insured casualty only excepted. In the event of the LESSEE's failure to remove any of LESSEE's property from the premises LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's expense, or retain same under LESSOR's control or to sell at pubic or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

17. HAZARDOUS WASTE. LESSEE and those for whom LESSEE is legally responsible, shall not use, maintain, generate or bring into the Premises or the Building or transport or dispose of on or from the Premises, whether through the sewer, septic system, or into the ground or by removal of site or otherwise, any hazardous or toxic materials (as defined by federal, state and municipal law and regulations). LESSEE shall prevent its agents, servants, employees, contractors, suppliers, licensees, and invitees from doing or accomplishing any such act. LESSEE shall bear the responsibility for being informed or those substances which constitute such hazardous or toxic materials. Any breach of the provisions hereof shall be a breach and default of a material obligation hereunder, and LESSOR shall have all rights and remedies provided herein for LESSEE's defaults. Notwithstanding anything else contained herein to the company, LESSOR hereby reserves the right from time to time (after reasonable prior written notice, which need not be in writing and need not be given in the event of an emergency), to enter the Premises and (at any time and without such notice), to cause LESSOR's agents, servants, employees, outside consultants and engineers to inspect in order to determine the presence or existence of hazardous or toxic materials therein or thereon. As used in this subsection, the term "inspect" shall mean, without limitation, such physical inspections and other tests or examinations as LESSOR or its agents, consultants and engineers may deem necessary in their sole discretion. In the event such inspection reveals the presence or existence of hazardous or toxic materials therein or thereon and such presence or existence is attributable to the acts or omissions of LESSEE or those for whom LESSEE is legally responsible or is a breach of LESSEE's obligations hereunder, then without limiting any other right or remedy available to LESSOR under this lease at law or in equity, LESSEE shall immediately pay to LESSOR, as additional rent hereunder, LESSOR's costs and expenses incurred with respect to said inspection. Any such inspection shall be done so as to minimize interference with the LESSEE's operations. Notwithstanding anything else contained herein, in the event of a breach of the foregoing LESSEE obligations, LESSEE shall Indemnify and hold harmless LESSOR and the LESSOR's employees, agents, officers, and directors from and against any and all costs, claims, losses, liabilities, settlements, damages and expenses (including, without limitation, costs of environmental clean-up, attorney's fees and costs of litigation) of whatever kind, nature and/or description, known or unknown, contingent or otherwise arising out of or in any way relating to any past, present or future violation of any environmental law applicable at any time to, or arising out of or in any way relating to the enforcement of any environmental law with respect to the leased property. The LESSEE's representations, warranties, obligations and liabilities under this Section shall survive the termination of this lease.

18. WAIVER/LESSOR PAYMENTS. Failure on the part of LESSOR to complain of any action or nonaction on the part of LESSEE, no matter how long the same may continue, shall never be a waiver by LESSOR of any of the LESSEE's right hereunder. Further, no waiver at any time of any of the provisions hereof by LESSOR shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of LESSOR to or of any action by LESSEE requiring such consent or approval shall not be construed to waive or render unnecessary LESSOR's consent or approval to or of any subsequent similar act by the LESSEE. Further, no payment by LESSEE or acceptance by LESSOR of a lesser amount than shall be due from LESSEE to LESSOR shall be treated otherwise than as a payment on account. The acceptance by LESSOR of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check that such lesser amount is payment in full, shall be given no effect, and LESSOR may accept such check without prejudice to any other rights or remedies which LESSOR may have against LESSEE. In no event shall LESSEE ever be entitled to receive interest upon, or any payments on account of earnings or profits derived from any payments by LESSEE to LESSOR.

19. COVENANT OF QUIET ENJOYMENT. LESSEE, subject to the terms and provisions of this lease, upon payment of the Basic and Additional Rent and other charges due hereunder and the observing. keeping and performing of all of the terms and provisions of this lease on LESSEE's part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the term hereof, without hindrance or ejection by any persons lawfully claiming under LESSOR to have title to the Premises superior to LESSEE (but see Section on Subrogation); the foregoing covenant of quiet enjoyment is in lieu of any other covenant, expressed or implied. Further, LESSEE specifically agrees to look solely to LESSOR's then equity interest in the Building at the time owned, or in which LESSOR holds an interest as ground lessee, for recovery of any judgment from LESSOR. IT IS SPECIFICALLY AGREED THAT LESSOR SHALL NEVER BE PERSONALLY LIABLE FOR ANY SUCH JUDGMENT, OR FOR THE PAYMENT OF ANY MONETARY OBLIGATION TO LESSEE, IN NO EVENT SHALL, LESSOR EVER BE LIABLE TO LESSEE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES SUFFERED BY LESSEE FROM WHATEVER CAUSE.

20. INVALIDITY OF PARTICULAR PROVISIONS; JOINT LIABILITY; NO IMPLIED CONSENT TO ASSIGNMENT. If any term or provision of this lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those as to which it iS held invalid or unenforceable, shall not be affected thereby, and each term and provision of this lease shall be valid and enforceable to the fullest extent permitted by law. If two or more persons are named as LESSEE herein, each of such persons shall be jointly and severally liable for the obligations of the LESSEE hereunder. and LESSOR may proceed against anyone without first having commenced proceedings against any other of them. Each term and each provision of this lease to be performed by LESSEE shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of LESSEE is not intended to constitute a consent to assignment by LESSEE, but has reference only to those instances in which LESSOR may later give consent to a particular assignment as required.

21. RECORDING. LESSEE agrees not to record the within lease, but each party hereto agrees, on the request of the other, to execute a so-called memorandum of lease or short form lease in form recordable and complying with applicable law and reasonably satisfactory to LESSOR's attorneys. In no event shall such document set forth the rent or other charges payable by LESSEE.

22. STATUS REPORT. Recognizing that both parties may find it necessary to establish to third parties, such as accountants, banks, mortgagees or the like, the then current status of performance hereunder, either party, on the request of the other made from time to time, will promptly furnish to LESSOR, or the holder of any mortgage encumbering the Premises, or to LESSEE, as the case may be, a statement of the status of any matter pertaining to this lease, including, without limitation, acknowledgments that (or the extent to which) each party is in compliance with its obligations under the terms of this lease.

23. HOLDING OVER. Any holding over by LESSEE after the expiration of the lease term shall be treated as a tenancy at sufferance at twice the Fixed Rent and additional rent herein provided to be paid during the last twelve (12) months of the lease term (prorated on a dairy basis) and shall otherwise be on the terms and conditions set forth in this lease, as far as applicable.

24. PARKING. LESSEE is granted a non-exclusive right for the use of LESSEE'S employees, customers and invitees in the common parking area which are part of the office building. LESSOR will maintain, in good condition and order, the parking area(s), including providing snow plowing that permits the safe access to the entrance, the maintenance of the ground services, trash and debris removal, directional signs, painting of spaces.

25. ADA. LESSEE understands and agrees that at the time of entering into this lease the Building does not comply with the requirements of the Americans With Disabilities Act ("ADA"). LESSEE will undertake to notify its employees, invitees and others of this fact and will endeavor to make special arrangements on its own to accommodate the needs of the "Disabled" (as that term is defined under the ADA) including, without limitation arrangements for access to the Premises.

26. GOVERNING LAW. This lease shall be governed exclusively by the provisions hereof and by the laws of the Commonwealth of Massachusetts as the same may from time to time exist.

IN WITNESS WHEREOF, the said parties hereunto set their hands and seals this 14th day of February, 2003.


   /s/ David Gebler                                       /s/ Stephen J. Koss
----------------------------                           ----------------------
The Working Values Group, LTd                          Koss Development
LESSEE                                                 LESSOR

                                    GUARANTY

FOR VALUE RECEIVED, and in consideration for, and as an inducement to the lessor named in the foregoing lease (hereinafter referred to as "LESSOR") to make the foregoing lease with Working Values Group, Ltd. "LESSEE," the undersigned David Gebler 6 Lothrup Way, Sharon, MA 02067 unconditionally guarantees the full performance and observance of all the covenants, conditions and agreements therein provided to be performed and observed by LESSEE, LESSEE'S, successors and assigns, and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no way be terminated, affected or impaired by reason of the granting by LESSOR of any indulgences to LESSEE or by reason of the assertion by LESSOR against LESSEE or any of the rights or remedies reserved to LESSOR pursuant to the provisions of the within lease or by the relief of the LESSEE from any of the LESSEE's obligations under said lease by operation of law or otherwise (including, but without limitation, the rejection of the said lease in connection with proceedings under bankruptcy laws now or hereafter enacted); the undersigned hereby waiving all suretyship defenses.

The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of said lease, whether or not the undersigned shall have received any notice of or consented to such renewal, modification or extension. The undersigned further agrees that his liability under this guaranty shall be primary, and that in any right of action which shall accrue to the LESSOR under this lease, the LESSOR may, at LESSOR's option, proceed against the undersigned and the LESSEE, jointly or severally, and may proceed against the undersigned without having commenced any action against or having obtained any judgment against the LESSEE.

It is agreed that the failure of the LESSOR to insist in anyone or more instances upon a strict performance or observance of any of the terms, provisions or covenants of the foregoing lease or to exercise any right therein contained, shall not be construed or deemed to be a waiver or relinquishment for the future of such term, provision, covenant or right; but the same shall continue and remain in full force and effect. Receipt by the LESSOR of rent with knowledge of the breach of any provision of the foregoing lease shall not be deemed a waiver of such breach.

No subletting, assignment or other transfer of the within lease, or any interest therein. shall operate to extinguish or diminish the liability of the undersigned guarantor under this guaranty; and whenever reference is made to the liability of the LESSEE named in the within lease, such reference shall be deemed likewise to refer to the undersigned guarantor.

It is further agreed that all of the terms and provisions hereof shall inure to the benefit of the heirs, executors, administrators and assigns of the LESSOR, and shall be binding upon the heirs, executors, administrators and assigns of the undersigned.

WITNESS the execution hereof, under seal, in any number of counterpart copies, each of which counterpart copies shall be deemed an original for all purposes, as of the 14th day of February, 2003

                                )
County of Bristol               ) ss.

Then personally appeared the above-named DAVID GEBLER and acknowledged the foregoing instrument to be his free act and deed, before me:

                                                   /s/ Linda Ann Haluch
                                                   --------------------
                                                   Notary Public
                                                   My Commission Expires: 8/1/08

              TO BE FINALIZED WHEN PRICING AND SELECTION COMPLETED

                                    ADDENDUM

Property Location:         28 South Main Street (Rear Building), Sharon MA 02067

LESSOR:                    28 South Main Street Realty Trust

LESSEE:                    Working Values Group, Ltd.

RE:                        Construction Renovations

Date:                      2/12/03

As per our understanding the LESSEE will spread out construction costs over 36 month period to be added onto Basic Rent due on the 1st of each month.

The items agreed to are:

                                      Electrical Back Office
                                      Install Window in rear of building
                                      Install Hardwood Floor

When flooring and pricing is finalized this addendum will include final pricing which will be added to the Basic Rent.


/s/ David Gebler                             /s/ Stephen Koss
------------------                           -------------------
LESSOR                                       LESSEE

                          APPROXIMATE BORING LOCATIONS

                                    [DIAGRAM]

     ADDENDUM TO LEASE BETWEEN WORKING VALUES GROUP LTD AND KOSS DEVELOPMENT
                  TOTAL EXPENSE TO DATE 28 SOUTH MAIN ST. REAR

CARPENTRY
Install window
MATERIAL                        $179.00                   window
                                $163.31                   material
                                 $50.00                   delivery
Labor                                                     $425.00
Install Vanity with drawers                               $129.00
Install new vanity top                                    no charge
TOTAL COST                                                               $946.31



ELECTRICAL

Install dedicated circuit for copier
Install dedicated circuit for refrigerator
Install receptacle  in new work area
Install 3 recessed Lights in rear office space
Install new bathroom fan/light                                     no charge
Install new emergency light pack                                   no charge
Includes material and labor and circuit breakers
Relocate Copy Circuit toNew Location
TOTAL COST                                                               $950.00

INSTALL PERGO FLOORING

TOTAL COST                                      $5,753.60
Remove/reinstall Toilet                            $90.00
TOTAL COST                                      $5,843.60
Less Carpet Allowance                             $900.00
Total Cost                                      $4,943.60

TOTAL CONSTRUCTION COST                     $6,839.91

As per our understanding the above represents the Leasehold improvements which will be financed over 36 monthly payments @ 0% interest, to be added to monthly rent. The Amount of $190.00 will be added to the lease amount of $1,400 to bring the total due on the 1st of every month of $1,590.


                                                /s/ David Gebler
-------------------                             ----------------
Lessor                                          Lessee
                                                David Gebler, President
Date- 3/24/03                                   The Working Values Group, Ltd.

[Logo]

March 31, 2003

Stephen Koss
28 South Main Street Trust d/b/a Koss Development
630 Park Street
Stoughton, MA 02072


Dear Steve:

We have moved in and are enjoying our new office very much.

Our Commercial Lease dated as of February 14, 2003 ("Lease") permits a pre-approved assignment of the lease to SmartPros Ltd. This transaction is indeed going forward. As of March 31, 2003 The Working Values Group, Ltd. is selling its assets to SmartPros Ltd., which will be assuming all of Working Values Group's rights and responsibilities under the Lease.

The new lessee will be an operating subsidiary of SmartPros with the name Working Values, Ltd. I will continue to be the President of the new company and we will be using the office at 28 S. Main Street as our corporate address.

[Sentence intentionally deleted] [Initialed by hand]: SK 3/31/03; DG 3/31/03

Please acknowledge your consent to the assignment of the Lease to Working Values Ltd. And return via fax to (781) 784-2118.

[Additional language inserted]: Koss Development will consider in the future allowing David Gebler guarantee to be removed from the lease. [Initialed by hand]: SK 3/31/03; DG 3/31/03

Best regards,

/s/ David Gebler
David Gebler
President


Acknowledged and agreed this 31 day of March 2003
28 South Main Street Trust d/b/a Koss Development

By: /s/ Stephen Koss
    ----------------
    Stephen Koss